UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report: August 3, 2014

(Date of earliest event reported)

CAFEPRESS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35468	94-3342816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

6901 A Riverport Drive, Louisville, Kentucky 40258

(Address of principal executive offices, including zip code)

(502) 995-2258

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information contained in “Item 7.01. Regulation FD Disclosure” is incorporated by reference into this Item 2.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On August 3, 2014, Bob Marino resigned from his position as Chief Executive Officer and President (principal executive officer) and as a member of the Board of Directors of CafePress Inc. (the “Company”).

(c) and (e)

Appointment of Fred E. Durham III as Chief Executive Officer

On August 3, 2014, Fred E. Durham III was appointed to serve as Chief Executive Officer and President of the Company, effective as of August 4, 2014.

Mr. Durham, age 43, is a co-founder and director. From January 2012 through March 2013, Mr. Durham served as the Company’s Strategic Research Director, from April 2011 through December 2011 as the Company’s Chief Product Officer, and from August 1999 to April 2011, as the Company’s Chief Executive Officer. Mr. Durham received a B.A. in political science from Northwestern University.

As the Company’s Chief Executive Officer, Mr. Durham will receive an annual base salary, will be eligible to participate in a cash bonus program in calendar year 2015 on terms established by the Compensation Committee of the Board of Directors, and will receive certain severance and acceleration benefits on the same terms provided in our form of Amended and Restated Change in Control Agreement for Senior Management, which has been filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. The terms of Mr. Durham’s employment with us, including his base salary and benefits upon a change in control of the Company, can be found in his offer letter and in his Change in Control Agreement, each of which is attached as an exhibit hereto, and each of which is incorporated by reference herein. In connection with his employment with us, on August 4, 2014, Mr. Durham was granted an option to purchase 346,056 shares of our common stock, which shall vest monthly over four years from the grant date, and which is subject to acceleration on the terms as provided in our Amended and Restated Change in Control Agreement for Senior Management. The option granted to Mr. Durham has an exercise price per share based on the closing price on August 4, 2014, provided, however, in the event Mr. Durham is a 10% stockholder for purposes of the incentive stock option rules, then the options otherwise eligible to be treated as incentive stock options shall have an exercise price equal to 110% of the closing price of the Company’s common stock on the NASDAQ Global Select Market on the grant date and a term of five years.

There are no family relationships between Mr. Durham and any director, executive officer or person nominated by the Company to become a director or executive officer, and there are no transactions between Mr. Durham or any of his immediate family members, on the one hand, and the Company or any of its subsidiaries, on the other, that would be required to be reported under Item 404(a) of Regulation S-K.

The foregoing descriptions of the offer letter with Mr. Durham and Change in Control Agreement with Mr. Durham are qualified in their entirety by reference to the full text of the offer letter and Change in Control Agreement, each of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, and each of which is incorporated by reference herein.

Appointment of Maheesh Jain as Chief Marketing Officer

On August 3, 2014, Maheesh Jain, one of the Company’s co-founders, was appointed to serve as Chief Marketing Officer of the Company, effective as of August 4, 2014.

Mr. Jain, age 41, is a co-founder of CafePress. Prior to re-joining the Company, Mr. Jain served as the founder of 3rd Revolution, an online product customization social network, beginning in January 2013, and previously served in various executive roles, including Vice President of Marketing and Vice President of Business Development of CafePress from August 1999 to December 2011. Mr. Jain received a B.A. in economics from Northwestern University.

As the Company’s Chief Marketing Officer, Mr. Jain will receive an annual base salary, will be eligible to participate in a cash bonus program in calendar year 2015 on terms established by the Compensation Committee of the Board of Directors, and will receive certain severance and acceleration benefits on the same terms provided in our form of Amended and Restated Change in Control Agreement for Senior Management, which has been filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. The terms of Mr. Jain’s employment with us, including his base salary and benefits upon a change in control of the Company, can be found in his offer letter and in his Change in Control Agreement, each of which is attached as an exhibit hereto, and each of which is incorporated by reference herein. In connection with his employment with us, on August 4, 2014, Mr. Jain was granted an option to purchase 173,028 shares of our common stock, which shall vest monthly over four years from the grant date, and which is subject to acceleration on the terms as provided in our Amended and Restated Change in Control Agreement for Senior Management. The option granted to Mr. Jain has an exercise price per share based on the closing price on August 4, 2014, provided, however, in the event Mr. Jain is a 10% stockholder for purposes of the incentive stock option rules, then the options otherwise eligible to be treated as incentive stock options shall have an exercise price equal to 110% of the closing price of the Company’s common stock on the NASDAQ Global Select Market on the grant date and a term of five years.

There are no family relationships between Mr. Jain and any director, executive officer or person nominated by the Company to become a director or executive officer, and there are no transactions between Mr. Jain or any of his immediate family members, on the one hand, and the Company or any of its subsidiaries, on the other, that would be required to be reported under Item 404(a) of Regulation S-K.

The foregoing descriptions of the offer letter with Mr. Jain and Change in Control Agreement with Mr. Jain are qualified in their entirety by reference to the full text of the offer letter and Change in Control Agreement, each of which are filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K, and each of which is incorporated by reference herein.

Separation Agreement and Consulting Agreement with Bob Marino

On August 3, 2014, the Company entered into a Separation Agreement and Release, and a Consulting Agreement with Bob Marino, who resigned as the Company’s Chief Executive Officer, President and director effective as of August 3, 2014. Pursuant to the terms of the Separation Agreement and Release, in return for a release from Mr. Marino, the Company has agreed to pay Mr. Marino a severance amount equal to $412,000 (less applicable tax withholdings) and COBRA premiums for Mr. Marino and his dependents for the remainder of 2014, if elected by Mr. Marino. Pursuant to the terms of the Consulting Agreement, Mr. Marino shall provide consulting services to the Company through December 31, 2014, pursuant to which he will advise on projects assigned to him by the Company’s Chief Executive Officer (not to exceed 20 hours per week, on average per month), and will be paid $20,000 per month for such services. The full terms of the Separation Agreement and Release, and the Consulting Agreement with Mr. Marino are attached as exhibits hereto, and which are incorporated by reference herein.

The foregoing description of the Separation Agreement and Release, and the Consulting Agreement with Mr. Marino is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibit 10.5 and Exhibit 10.6 to this Current Report on Form 8-K and is incorporated by reference herein.

Chief Financial Officer

As of August 4, 2014, Garett Jackson, who was previously serving as the Company’s Interim Chief Financial Officer, was appointed as the Company’s Chief Financial Officer. No other changes were made to Mr. Jackson’s employment relationship with the Company, a description of which was included, along with Mr. Jackson’s bio, in the Company’s Current Report on Form 8-K filed on April 4, 2014, and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 4, 2014, the Company issued a press release confirming its prior guidance regarding its results for the second quarter ending June 30, 2014, which was included in the Company’s first quarter 2014 earnings release furnished on Form 8-K on May 14, 2014. A copy of this press release is furnished as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter with Fred E. Durham III.

10.2	Change of Control Agreement with Fred E. Durham III.

10.3	Offer Letter with Maheesh Jain.

10.4	Change of Control Agreement with Maheesh Jain.

10.5	Separation Agreement and Release with Bob Marino dated August 3, 2014.

10.6	Consulting Agreement with Bob Marino dated August 3, 2014.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 4, 2014	CafePress Inc.

	By:	/s/ Garett Jackson
Garett Jackson
Chief Financial Officer